Restructuring Charges	12 Months Ended
Dec. 31, 2012
Restructuring Charges
20.	Restructuring Charges

During 2012, the Company recognized $7.6 million of restructuring charges. The restructuring charges primarily relate to reorganization of the Company’s marine operations to create better alignment with its conventional tanker business unit and its three publicly-listed subsidiaries and to create a lower-cost organization going forward. The Company expects to incur approximately $12 million of restructuring charges associated with this reorganization. A majority of the reorganization has been completed in 2012; however, certain portions will not be completed until the first half of 2013. As at December 31, 2012, $3.4 million of restructuring liabilities were recorded in accrued liabilities on the consolidated balance sheet.

During 2011, the Company incurred $5.5 million of restructuring costs. The restructuring costs were primarily related to the sale of an FSO unit, the Karratha Spirit, and the termination of the time-charter for the shuttle tanker Basker Spirit. The Company committed to plans for termination of the employment of certain seafarers of the two vessels. At December 31, 2011 and 2012, no restructuring liability was recorded in accrued liabilities on the consolidated balance sheet.

During 2010, the Company incurred $16.4 million of restructuring costs. The restructuring costs were primarily related to the reflagging of certain vessels, crew changes, and global staffing changes.